FIRST AMENDMENT
                                       TO
                        EMPLOYEES' EQUITY INCENTIVE PLAN
                                       AS
                              AMENDED AND RESTATED


                              CENTURY CASINOS, INC.



                             Dated as of May 1, 2000


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                                 FIRST AMENDMENT
                       TO EMPLOYEES' EQUITY INCENTIVE PLAN
                             AS AMENDED AND RESTATED


     This First Amendment to Employee's Equity Incentive Plan, as Amended and Restated, of Century Casinos, Inc., a Delaware corporation (the "Company"), is made as of this 1st day of May, by and among all of the undersigned Directors of the Company:


                                    RECITALS

1. On or about April 29, 1994, the Company adopted the Employees' Equity Incentive Plan.

2. On or about December 1, 1999, the Company amended and restated the Employee's Incentive Plan, as the Employees' Equity Incentive Plan, Amended and Restated (the "Plan");

3.   The Company now desires to further amend the Plan.

          NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants  and
     conditions contained herein, the Directors agree as follows:

1. Section 5 of the Plan is hereby amended, to read in its entirety as follows:


                                   "SECTION 5

                      MERGER, REORGANIZATION OR LIQUIDATION

      In the event that:

(a) the Company is merged or consolidated with another corporation (other than a merger or consolidation in which the Company or a subsidiary is the continuing corporation and which does not result in any reclassifications or change of outstanding Shares); or

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


(b) if all, or substantially all, of the assets, or more than 50% of the outstanding voting stock of the Company, is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company); or

(c) there is a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company;

     the Incentive Plan Committee (appointed by the existing Board of Directors prior to such merger, reorganization or liquidation) shall have the power and discretion to prescribe the terms and conditions for the exercise of or modification of, any outstanding Awards granted hereunder.

          This discretionary power of the Incentive Plan Committee existing prior to such event shall apply only in the event the provisions of Section 11 ("Change in Control") do not apply (in which event the Incentive Plan Committee must proceed pursuant to the provisions set forth in Section 11).

          By way of illustration, and not by way of limitation, the Incentive Plan Committee existing prior to any event in (a), (b), or (c) above may, under this Section 5:

     (a) provide for the complete or partial acceleration of the dates of exercise of the Options; or

     (b) provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation; or

     (c) provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof; or

     (d)  remove restrictions on Restricted Stock; or

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




     (e)  may modify the performance requirements for any other Awards; or

     (f) provide that Stock or other Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire.

          Any such  determinations  by the Incentive  Plan Committee may be made
     generally  with  respect  to  all  Participants,   or  may  be  made  on  a
     case-by-case basis with respect to particular Participants.

     The provisions of this Section 5 shall not apply to any transaction undertaken for the purpose of reincorporating the Company under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of the Company's capital stock."

     2. Section 11.3(a), Definition, of the Plan is hereby amended to read as follows:

          "11.3 Definition. For purposes of the Plan, a "change in control" shall be deemed to have occurred if any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (ii) such person or group made up solely of directors of the Company, duly elected or reelected by the Shareholders at the most recent annual meeting of the Company, or officers of the Company duly appointed by such elected or reelected directors, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 33 1/3% of the then outstanding voting stock of the Company."

     3. All other provisions of the Plan are hereby ratified, confirmed and approved, and shall remain unchanged, in full force and effect.


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


     IN WITNESS WHEREOF, the Company, through the ratification and approval of its Board of Directors, has caused this First Amendment to Employees' Equity Incentive Plan to be duly executed, all as of the date and year first above written.




                                                           CENTURY CASINOS, INC.

                                                             /s/ Erwin Haitzmann
                                                       -------------------------
                                                                 Erwin Haitzmann


                                                            /s/ Peter Hoetzinger
                                                       -------------------------
                                                                Peter Hoetzinger


                                                          /s/ Gottfried Shellman
                                                        ------------------------
                                                              Gottfried Shellman


                                                          /s/ Robert S. Eichberg
                                                        ------------------------
                                                              Robert S. Eichberg


                                                               /s/ Dinah Corbaci
                                                        ------------------------
                                                                   Dinah Corbaci